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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  April 23, 2003


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


       Delaware                   1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                      Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)               (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release

Item 12.  Disclosure of Results of Operations and Financial Condition

AMR Corporation (the Company) is filing herewith a press release issued on April 23, 2003 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's first quarter 2003 results.




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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 23, 2003

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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


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                                                  Exhibit 99.1


                              Contact:      Corporate Communications
                                            Fort Worth, Texas
                                            817-967-1577
                                            corp.comm@aa.com


FOR RELEASE: Wednesday, April 23, 2003


          AMR REPORTS FIRST-QUARTER LOSS OF $1.04 BILLION

     FORT WORTH, Texas - AMR Corporation, the parent company of American Airlines, Inc., today reported a first quarter net loss of $1.04 billion, or $6.68 per share. This compares with a net loss of $1.56 billion, or $10.09 per share, in the first quarter of 2002, which included a cumulative effect of accounting change of $988 million, or $6.38 per share.
     "Our first quarter results were truly dreadful." noted AMR's Chairman and Chief Executive Officer Don Carty. "The results we reported today clearly demonstrate the negative effects from high fuel prices leading up to the Iraq war, and passenger concern about traveling before and after fighting commenced," Carty said.
     "The fact remains that we are confronting a brutally difficult financial and business environment," he said. "We are beset on all sides by a struggling economy, the continued uncertainties regarding hostilities in the Middle East, concerns regarding the SARS outbreak, fuel prices that are significantly higher than they were a year ago, and fare levels that are at 30-year lows. All told, it's a perilous climate and our success is far from assured," Carty said.
     In keeping with the provisions of SFAS 109, AMR's first quarter 2003 results do not reflect a benefit for federal and state income taxes. Conversely, AMR's first quarter 2002 results did reflect a tax benefit.


                             - more -

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                Comparison of First Quarter Results

                           (in millions)
                                    2003       2002
    Loss Before Income Taxes and
     Cumulative Effect of
     Accounting Change            $(1,043)   $  (863)
    Income tax benefit                 -        (288)
    Loss Before Cumulative
     Effect of Accounting Change   (1,043)      (575)
    Cumulative Effect of
     Accounting Change, Net of
     Tax Benefit                       -        (988)
    Net Loss                      $(1,043)   $(1,563)


Additionally, given the fluidity of AMR's current situation, the planned conference between AMR's Senior Vice President and Chief Financial Officer Jeff Campbell and members of the financial community and the media will not occur today as previously scheduled.

Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "anticipates," and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations, including the uncertain financial and business environment for the Company even with the ratification of the labor agreements. These uncertainties include, but are not limited to, the struggling economy, high fuel prices, conflicts in the Middle East, the SARS outbreak and historically low fare levels. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2002.

Detailed financial information follows:

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                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                           Three Months Ended
                                               March 31,            Percent
                                         2003            2002       Change
Revenues
    Passenger - American Airlines      $3,394          $ 3,484       (2.6)
              - Regional Affiliates       326              326          -
    Cargo                                 134              134          -
    Other revenues                        266              219       21.5
      Total operating revenues          4,120            4,163       (1.0)

Expenses
  Wages, salaries and benefits          2,123            2,080        2.1
  Aircraft fuel                           729              527       38.3
  Depreciation and amortization           338              341       (0.9)
  Other rentals and landing fees          291              289        0.7
  Commissions, booking fees
   and credit card expense                255              320      (20.3)
  Maintenance, materials and repairs      231              266      (13.2)
  Aircraft rentals                        190              226      (15.9)
  Food service                            149              170      (12.4)
  Other operating expenses                683              673        1.5
    Total operating expenses            4,989            4,892        2.0

Operating Loss                           (869)            (729)      19.2

Other Income (Expense)
  Interest income                          13               18      (27.8)
  Interest expense                       (192)            (166)      15.7
  Interest capitalized                     19               22      (13.6)
  Miscellaneous - net                     (14)              (8)      75.0
                                         (174)            (134)      29.9

Loss Before Income Taxes and
 Cumulative Effect of
 Accounting Change                     (1,043)            (863)      20.9
Income tax benefit                         -              (288)        *
Loss Before Cumulative
 Effect of Accounting Change           (1,043)            (575)      81.4
Cumulative Effect of
 Accounting Change, Net of
 Tax Benefit                               -              (988)        *
Net Loss                              $(1,043)       $  (1,563)     (33.3)

Continued on next page

*  Greater than 100%

Note 1: Certain amounts have been reclassified to conform with 2003 presentation.

Note 2: Regional Affiliates include American Eagle Airlines,
        Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc.

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                        AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                         (Unaudited)

                                     Three Months Ended
                                         March 31,
                                     2003          2002
Basic and Diluted Loss Per Share
  Before Cumulative Effect of
   Accounting Change              $ (6.68)      $ (3.71)
  Cumulative Effect of Accounting
   Change                              -          (6.38)
  Net Loss                        $ (6.68)      $(10.09)

Number of Shares Used in
Computation
  Basic and Diluted                  156            155




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                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                         Three Months Ended
                                              March 31,            Percent
                                           2003         2002       Change
American Airlines, Inc. Mainline Jet
Operations (except as noted)
    Revenue passenger miles (millions)    27,838       27,817        0.1
    Available seat miles (millions)       40,274       40,089        0.5
    Cargo ton miles (millions)               490          463        5.8
    Passenger load factor                   69.1%        69.4%      (0.3)pts.
    Passenger revenue yield per
     passenger mile (cents)                 12.19       12.52       (2.6)
    Passenger revenue per available seat
     mile (cents)                            8.43        8.69       (3.0)
    Cargo revenue yield per ton
     mile (cents)                           27.38       28.74       (4.7)
    Operating  expenses  per  available
     seat mile (cents) (*)                  11.39       11.30        0.8
    Operating expenses per available seat
     mile (cents) (**)                      12.44       11.37        9.4
    Fuel consumption (gallons,in
     millions)                                725         745       (2.7)
    Fuel price per gallon (cents)            94.0        67.2       39.9
    Operating aircraft at period-end          812         852       (4.7)

Regional Affiliates
    Revenue passenger miles (millions)      1,165       1,022       14.0
    Available seat miles (millions)         1,987       1,728       15.0
    Passenger load factor                   58.6%        59.1%      (0.5) pts.


AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                     92,200       97,800
    Other                                 11,800       11,700
         Total                           104,000      109,500

* Excludes $423 million and $27 million of expenses incurred related to Regional Affiliates in 2003 and 2002, respectively.

** Includes $423 million and $27 million of expenses incurred related to Regional Affiliates in 2003 and 2002, respectively.

Note 1: Certain amounts have been reclassified to conform with 2003 presentation.

Note 2: American Airlines, Inc. 2003 operating expenses include expenses incurred related to fixed fee per block hour agreements with Regional Affiliates - American Eagle Airlines, Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc. whereas 2002 operating expenses include expenses incurred related to fixed fee per block hour agreements with Regional Affiliates
        - Trans States Airlines, Inc. and Chautauqua Airlines, Inc.

Note 3: Regional Affiliates include American Eagle Airlines,
        Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc.